     OMB APPROVAL
OMB Number: 3235-0145
Expires: February 28, 2009
Schedule I
CBay Inc.

			Principal Occupation or	Name, Principal Business and
Name	Citizenship	Business Address	Employment	Address of Employer

Robert Aquilina	United States	39 Little Wolf Road	Executive Chairman	CBaySystems; CBay Inc.
(director; officer)		Summit, New Jersey 07907	CBaySystems and CBay Inc.	(see Item 2)

Ashutosh Bhatt	India	Gate No. 4	Director	CBay Systems (India) Private Ltd.
(director)		Godrej Industries Complex	CBay Systems (India) Private Ltd.	(medical transcription,
		Pirojshanagar	CBay Systems and Services, Inc.	information technology and
		Eastern Express Highway	and CBay Inc.	information technology-enabled
		Vikhroli (East),		services)
		Mumbai — 400 079 India		Gate No. 4
Godrej Industries Complex
Pirojshanagar
Eastern Express Highway
Vikhroli (East), Mumbai
— 400 079
India

Venu Raman Kumar	India	(see Item 2)	Vice Chairman and Chief	CBaySystems; CBay Inc.
(director; officer)			Executive Officer	(see Item 2)
CBaySystems and CBay Inc.

Mahidar Reddy	India	(see Item 2)	Director	CBay Inc.
(director)			CBay Systems and Services, Inc.	(see Item 2)
and CBay Inc.

Michael Seedman	United States	1436 Waverly Road	Chief Technology Officer	CBaySystems; CBay Inc.
(officer)		Highland Park, Illinois 60035	CBaySystems and CBay Inc.	(see Item 2)

P.A. Sudhir	India	Gate No. 4,	Group Controller	CBay Inc.
(director; officer)		Godrej Industries Complex	CBay Systems and Services, Inc.	(see Item 2)
		Pirojshanagar	CBay Inc.
Eastern Express Highway
Vikhroli (East), Mumbai — 400 079
India

Clyde Swoger	United States	819 Rundquist Way	Chief Financial Officer	CBaySystems; CBay Inc.
(director; officer)		Kimberly, Wisconsin 54136	CBaySystems and CBay Inc.	(see Item 2)

CBaySystems Holdings Limited

			Principal Occupation or	Name, Principal Business and
Name	Citizenship	Business Address	Employment	Address of Employer

Robert Aquilina	United States	39 Little Wolf Road	Executive Chairman	CBaySystems; CBay Inc.
(director; officer)		Summit, New Jersey 07907	CBaySystems and CBay Inc.	(see Item 2)

Frank Baker	United States	375 Park Avenue, Suite 2607	Managing Director	SAC PCG
(director)		New York, New York 10152	SAC PCG	(manages private equity
investments)
375 Park Avenue, Suite 2607
New York, New York 10152

Peter Berger	United States	375 Park Avenue, Suite 2607	Managing Director	SAC PCG
(director)		New York, New York 10152	SAC PCG	(manages private equity
investments)
375 Park Avenue, Suite 2607
New York, New York 10152

Merle Gilmore	United States	33 Wynstone Drive	President	LKR Technology Partners, LLC
(director)		Barrington, Illinois 60010	LKR Technology Partners, LLC	(provides consulting services)
33 Wynstone Drive
Barrington, Illinois 60010

Charles Siegfried	Switzerland	Gartenstr. 33	Chairman and Managing	Habconsult AG
Habermacher		P.O. Box 2371	Director Habconsult AG	(provides financial consulting)
(director)		8022 Zurich, Switzerland		Gartenstr. 33
P.O. Box 2371
8022 Zurich, Switzerland

Jeffrey Hendren	United States	375 Park Avenue, Suite 2607	Managing Director	SAC PCG
(director)		New York, New York 10152	SAC PCG	(manages private equity
investments)
375 Park Avenue, Suite 2607
New York, New York 10152

Atim Kabra	India	Gate No. 4	Fund Manager	Frontline Strategy Pte Ltd
(director)		Godrej Industries Complex	Frontline Strategy	(manages investments)
		Pirojshanagar	Pte Ltd	1 Tanglin Road, #03-19
		Eastern Express Highway		Orchid Parade Hotel,
		Vikhroli (East), Mumbai		Singapore 247905
— 400 079
India

Nanda Krishnaiah	United States	1 Liberty Square	President and Chief	Mirrus Systems, Inc.
(director)		Boston, Massachusetts 02109	Executive Officer	1 Liberty Square
			Mirrus Systems, Inc.	Boston, Massachusetts
			(patient financial services)	02109

Venu Raman Kumar	India	(see Item 2)	Vice Chairman and Chief	CBaySystems; CBay Inc.
(director; officer)			Executive Officer	(see Item 2)
CBaySystems and CBay Inc.

Kenneth John McLachlan	United Kingdom	Strawinsky Laan 3051	Managing Partner	McLachlan & Associates
(director)		1077, ZX	McLachlan & Associates	(chartered accountants)
		Amsterdam, The Netherlands		Strawinsky Laan 3051
1077, ZX
Amsterdam, The Netherlands

Michael Seedman	United States	1436 Waverly Road	Chief Technology Officer	CBaySystems; CBay Inc.
(director; officer)		Highland Park, Illinois 60035	CBaySystems and CBay Inc.	(see Item 2)

P.A. Sudhir	India	Gate No. 4,	Group Controller	CBay Inc.
(officer)		Godrej Industries Complex	CBay Systems and Services, Inc.	(see Item 2)
		Pirojshanagar	CBay Inc.
Eastern Express Highway
Vikhroli (East), Mumbai — 400 079
India

Clyde Swoger	United States	819 Rundquist Way	Chief Financial Officer	CBaySystems; CBay Inc.
(officer)		Kimberly, Wisconsin 54136	CBaySystems and CBay Inc.	(see Item 2)

S.A.C. PEI CB Investment GP, Limited

			Principal Occupation or	Name, Principal Business and
Name	Citizenship	Business Address	Employment	Address of Employer

Peter Berger	United States	375 Park Avenue, Suite 2607	Managing Director	SAC PCG
(director)		New York, New York 10152	SAC PCG	(manages private equity
investments)
375 Park Avenue,
Suite 2607
New York, New York 10152

Peter Nussbaum	United States	72 Cummings Point Road	General Counsel	S.A.C. Capital
(director)		Stamford, Connecticut 06902	S.A.C. Capital Advisors, LLC	Advisors, LLC (serves as
investment manager
to private investment
funds)
72 Cummings Point Road
Stamford, Connecticut 06902
Capitalized terms used but not defined in this Schedule I have the meaning ascribed thereto in the Schedule 13D to which this Schedule I is attached.

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